                                                              EXHIBIT 10(P)(III)

                     THIRD AMENDMENT TO LICENSE AGREEMENT
                                    (CANADA)

This THIRD AMENDMENT TO LICENSE AGREEMENT (Canada) is dated as of the 26th day of June, 1996 between Tandy Corporation ("Tandy") and InterTAN Canada Ltd. ("ITC")


WHEREAS, Tandy and ITC entered into that certain License Agreement (Canada) on November 4, 1993 (the "License Agreement");

WHEREAS, Tandy and ITC entered into that certain First Amendment to License Agreement (Canada) on March 24, 1995 and effective as of April 1, 1995; and

WHEREAS, Tandy and ITC entered into that certain Second Amendment to License Agreement (Canada) on November 9, 1995 and effective as of that date; and

WHEREAS, the parties hereto desire to amend certain provisions of the License Agreement, including Sections 4.a), 5.a), 5.c), and 6 thereof to provide for extension of the term of the License and restructuring of the royalty;


NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


1.   Section 4.a) of the ITC License Agreement is hereby amended by deleting
     Section 4.a) in its entirety and substituting the following:

          "a)    The initial term of this License Agreement shall be from
          November 3, 1993 to June 30, 2006. However, beginning July 1, 1997 and continuing annually an additional year shall be automatically added to the initial term each July 1 thereafter until July 1, 2000 in the manner set out in the example below:


EXAMPLE:       Date:                    Term Extended To:
               ----                     ----------------
            July 1, 1997                  June 30, 2007
            July 1, 1998                  June 30, 2008
            July 1, 1999                  June 30, 2009
            July 1, 2000                  June 30, 2010
            July 1, 2001                  June 30, 2010 (Term not
                                              extended automatically)

          Either party may terminate this License Agreement at any time without cause during the initial term or any extension thereof set out above by providing the other party five (5) years prior written notice of termination. Such termination shall be effective on June 30 next following the expiration of five (5) years from the date appearing on the written notice of termination. Any and all of the foregoing notwithstanding, said License Agreement shall automatically terminate on the termination of the Merchandise Agreement between inter alia Tandy and ITC, dated on or about October 15, 1993. On or before June 30, 2005, the parties agree to discuss further extension of this License Agreement, however such discussions shall not imply any duty whatsoever on the part of Tandy to do anything beyond discussing the matter."


2. Section 4. of the ITC License Agreement is hereby amended by adding to the end thereof the following new subsection:

          "c)    Tandy may permit other uses by ITC of the above-licensed trade name, service mark and trademarks (e.g. use of trade name and service mark on the Internet), such use being subject to (i) whatever rules, regulations, procedures, conditions and restrictions as Tandy may impose upon ITC, and (ii) royalties payable in accordance with paragraph 5 hereof."


3.   Section 5.a) of the ITC License Agreement is hereby amended by deleting
     Section 5.a) in its entirety and substituting the following:

          "a)    ITC shall pay to Tandy a royalty on Gross Revenue derived from all retail stores or other facilities of any kind or nature using or deriving benefit directly or indirectly from the use of service marks or trade names licensed under paragraph 1 hereof. Such royalty shall be calculated, on a consolidated basis with the other members of the ITI-Group, and paid by ITC in U.S. dollars to Tandy in Fort Worth, Texas, U.S.A. concurrently with the submission of the Royalty and Sales Report specified in paragraph 5(c) at the following rates:

             (i) On ITI-Group Gross Revenue (excluding income from services)
                 derived from sales of product purchased through A&A International, Inc. ("A&A-sourced Products") the rate shall be determined as follows:

                        Schedule of Royalties for A&A-sourced Products
                        ----------------------------------------------

                                                 ITI - Group
                                             Royalty Percentage
   Percent of ITI-Group Gross Revenue     Jul-96   Jul-97   Jul-98
 (excluding income from services)         Jun-97   Jun-98   beyond
       from A&A-sourced Products

            46.9% or less                  0.50%    0.75%    1.00%
            47.0% - 51.9%                  0.30%    0.55%    0.80%
            52.0% - 56.9%                  0.15%    0.35%    0.60%
            57.0% - 61.9%                  0.15%    0.20%    0.45%
            62% or greater                 0.15%    0.15%    0.35%

                By September 30 of each year, ITC and the ITI-Group shall calculate its consolidated revenue from sales of A&A-sourced Products (excluding income from services) for the most recently completed fiscal year ended June 30 and its total Gross Revenue (both excluding income from services and including income from services) from sales of all products and services for the most recently completed fiscal year ended June 30. The percentage of Gross Revenue represented by sales of A&A-sourced Products will be calculated by dividing the total Gross Revenue from sales of A&A sourced Products (excluding income from services) by the total Gross Revenue from sales of all Products. The resulting percentage of Gross Revenue from A&A-sourced Products will be compared to the percentages listed in the column entitled "Percent of ITI-Group Gross Revenue from A&A-sourced Products (excluding income from services)" in the Schedule of Royalties
                                                         ---------------------
                for A&A-sourced Products set out above in order to determine the
                ------------------------
                Royalty Percentage applicable to Gross Revenue from sales of A&A-sourced Products (excluding income from services) for the then-current fiscal year.

                EXAMPLE:

                FY 1996  Total Gross Revenue
                                    (excluding income from services) = 100
                FY 1996  Gross Revenue (excluding income
                             from services) from A&A-sourced Products =  50

                50 100 = 50% of Gross Revenue of the ITI-Group as a whole (excluding income from services) are from sales of A&A-sourced Products.

                If 50% is compared to the first column of the Schedule of Royalties for A&A-sourced Products, then for FY 1997 (beginning July 1, 1996 and ending June 30, 1997), the Royalty Percentage is 0.30% on revenue from A&A-sourced Products (excluding income from services), to be calculated and paid in accordance with this paragraph 5(a) and paragraph 5(c) below.

             (ii) On Gross Revenue derived from any and all other sources
                  (including income from services related to A&A-sourced Products), the rate shall be:

                from and including July 1, 1995 through June 30, 1996, a rate of 0.25% of Gross Revenue;

                from and including July 1, 1996 through June 30, 1997, a rate of 0.50% of Gross Revenue;

                from and including July 1, 1997 through June 30, 1998, a rate of 0.75% of Gross Revenue;

                from and including July 1, 1998 through June 30, 2006, and during any extension of the initial term, through June 30, 2010, a rate of 1.00% of Gross Revenue.

                Except where expressly stated otherwise, "Gross Revenue" as used
                                                          -------------
                herein shall mean all revenues of the ITI-Group derived from the sale or lease of products, and the rendering of services minus any returns or allowances."

4.   Section 5.c) of the ITC License Agreement is hereby amended by deleting
     Section 5.c) in its entirety and substituting the following:

          "c)    On or before the 30th day following the close of each calendar quarter commencing with the third calendar quarter in 1995 during the term of this Agreement, ITC and the ITI-Group shall furnish to Tandy a complete and accurate report, certified to be accurate by an officer of InterTAN, Inc. Such report shall show ITI-Group consolidated figures on the following: gross sales, itemized discounts and allowances deducted from gross sales price, and returns of all products and services sold during the preceding calendar quarter (all in U.S. dollars calculated using the average exchange rate for such quarter) for each of Sections 5.a)(i) and 5.a)(ii). Each such report is to be accompanied by payment in full by ITC of its portion of the amount of royalties due. Receipt or acceptance by Tandy of any report furnished pursuant to this Agreement, or of any sums paid hereunder shall not preclude Tandy from questioning the correctness thereof at any time. In the event that any inconsistencies or mistakes are discovered in such reports or payments, they shall be rectified immediately and the appropriate payment made by ITC or refunded to ITC by Tandy, as the case may be, within 30 days of discovery."

5.   Section 6 of the ITC License Agreement is hereby amended by deleting
     Section 6 in its entirety.

6. The fifth paragraph on page 1 of the ITC License Agreement is amended by inserting in the second line of such paragraph after the words "ITC owned" the following: "(or managed)".

7. Section 2 of the ITC License Agreement is amended to insert after the word "used" in the second and fifth line of such section the following:
     "currently (or formerly)".

8. Section 8 of the ITC License Agreement is amended by deleting such section in its entirety and substituting the following:

        "All products made or services offered for sale under the licenses to one or more trade names, trademarks or service marks granted under paragraphs 1 or 2 shall be sold by ITC (a) at retail in Canada through retail stores owned, managed, or franchised by ITC, or through duly appointed dealers for use with dealer programs, or through franchisees for use with franchise programs, or (b) in such other manner as permitted by Tandy."

9. Subclauses (ii) and (iii) of Section 9(b) of the ITC License Agreement are hereby amended by inserting after "August 25, 1993" and "October 15, 1993", respectively, the following: "as amended, from time to time,".

10. Section 19 of the ITC License Agreement is hereby amended to delete the word "and" in the third line of such section after the word "owned" and to insert the following: ", managed, or".

11.  The ITC License Agreement is further amended by adding the following new
     Section 35:

        "Notwithstanding anything herein to the contrary, Tandy may, in its sole discretion, waive any breach, default, or event of default arising under the terms of this License Agreement. No failure or delay in exercising any right, power or remedy under any provision of this License Agreement shall operate as a waiver of or otherwise shall prejudice any of the rights, powers or remedies of Tandy. No right, power or remedy herein conferred upon Tandy is intended to be exclusive of any other right, power or remedy, and each and every such right, power or remedy shall be cumulative of every other right, power or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise."

12. Except as modified hereby, all other terms and provisions of the License Agreement as previously amended shall remain unchanged and in full force and effect.



THE PARTIES HERETO have executed this Amendment as of the day and year first written above, to be effective as of July 1, 1996.



INTERTAN CANADA LTD.                     TANDY CORPORATION

By:   /s/James T. Nichols                By:   /s/Dwain H. Hughes
      -------------------                      -------------------------
Name: James T. Nichols                   Name: Dwain H. Hughes
Its:  President                          Its:  Senior Vice President and
                                               Chief Financial Officer

The following join in this Amendment for purposes of calculation and payment of royalties on a consolidated basis as set out in Section 5 of the License Agreement (Canada) as hereby amended:


                                    InterTAN, INC.


                                    By:  /s/James T. Nichols
                                         -------------------
                                    Its: President and Chief Executive Officer


                                    InterTAN AUSTRALIA LTD.


                                    By:  /s/James T. Nichols
                                         -------------------
                                    Its: Director


                                    InterTAN U.K. LIMITED


                                    By:  /s/James T. Nichols
                                         -------------------
                                    Its: Director


                                    TECHNOTRON SALES CORP. PTY. LTD.


                                    By:  /s/James T. Nichols
                                         -------------------
                                    Its: Director

                      THIRD AMENDMENT TO LICENSE AGREEMENT
                                (UNITED KINGDOM)

This THIRD AMENDMENT TO LICENSE AGREEMENT (UNITED KINGDOM) is dated as of the 26th day of June, 1996 between Tandy Corporation ("Tandy") and InterTAN U.K. Limited ("ITUK").

WHEREAS, Tandy and ITUK entered into that certain License Agreement (UNITED KINGDOM) on November 4, 1993 (the "License Agreement");

WHEREAS, Tandy and ITUK entered into that certain First Amendment to License Agreement (UNITED KINGDOM) on April 21, 1995 and effective as of April 1, 1995; and

WHEREAS, Tandy and ITUK entered into that certain Second Amendment to License Agreement (UNITED KINGDOM) on November 9, 1995 and effective as of that date; and

WHEREAS, the parties hereto desire to amend certain provisions of the License Agreement, including Sections 4.a), 5.a), 5.c), and 6 thereof to provide for extension of the term of the License and restructuring of the royalty;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Immediately prior to Section 1., a definition shall be added as follows:

          ""United Kingdom" - wherever the term United Kingdom is used in this License Agreement, such term shall mean England, Scotland, Wales, Northern Ireland and it further shall be deemed to include the Republic of Ireland."

2.   Section 4.a) of the ITUK License Agreement is hereby amended by deleting
     Section 4.a) in its entirety and substituting the following:

          "a)    The initial term of this License Agreement shall be from
          November 3, 1993 to June 30, 2006. However, beginning July 1, 1997 and continuing annually an additional year shall be automatically added to the initial term each July 1 thereafter until July 1, 2000 in the manner set out in the example below:

EXAMPLE:       Date:                  Term Extended To:
               ----                   ----------------
            July 1, 1997                June 30, 2007
            July 1, 1998                June 30, 2008
            July 1, 1999                June 30, 2009
            July 1, 2000                June 30, 2010
            July 1, 2001                June 30, 2010 (Term not
                                              extended automatically)

          Either party may terminate this License Agreement at any time without cause during the initial term or any extension thereof set out above by providing the other party five (5) years prior written notice of termination. Such termination shall be effective on June 30 next following the expiration of five (5) years from the date appearing on the written notice of termination. Any and all of the foregoing notwithstanding, said License Agreement shall automatically terminate on the termination of the Merchandise Agreement between inter alia Tandy and ITUK, dated on or about October 15, 1993. On or before June 30, 2005, the parties agree to discuss further extension of this License Agreement, however such discussions shall not imply any duty whatsoever on the part of Tandy to do anything beyond discussing the matter."


3. Section 4. of the ITUK License Agreement is hereby amended by adding to the end thereof the following new subsection:

          "c)    Tandy may permit other uses by ITUK of the above-licensed trade name, service mark and trademarks (e.g. use of trade name and service mark on the Internet), such use being subject to (i) whatever rules, regulations, procedures, conditions and restrictions as Tandy may impose upon ITUK, and (ii) royalties payable in accordance with paragraph 5 hereof."


4.   Section 5.a) of the ITUK License Agreement is hereby amended by deleting
     Section 5.a) in its entirety and substituting the following:

          "a)    ITUK shall pay to Tandy a royalty on Gross Revenue derived from all retail stores or other facilities of any kind or nature using or deriving benefit directly or indirectly from the use of service marks or trade names licensed under paragraph 1 hereof. Such royalty shall be calculated, on a consolidated basis with the other members of the ITI-Group and paid by ITUK, in U.S. dollars to Tandy in Fort Worth, Texas, U.S.A. concurrently with the submission of the Royalty and Sales Report specified in paragraph 5(c) at the following rates:

             (i) On ITI-Group Gross Revenue (excluding income from services)
                 derived from sales of product purchased through A&A International, Inc. ("A&A-sourced Products") the rate shall be determined as follows:

                        Schedule of Royalties for A&A-sourced Products
                        ----------------------------------------------

                                                  ITI-Group
                                             Royalty Percentage
   Percent of ITI-Group Gross Revenue     Jul-96   Jul-97   Jul-98
 (excluding income from services)         Jun-97   Jun-98   beyond
       from A&A-sourced Products

            46.9% or less                  0.50%    0.75%    1.00%
            47.0% - 51.9%                  0.30%    0.55%    0.80%
            52.0% - 56.9%                  0.15%    0.35%    0.60%
            57.0% - 61.9%                  0.15%    0.20%    0.45%
            62% or greater                 0.15%    0.15%    0.35%

                By September 30 of each year, ITUK and the ITI-Group shall calculate its consolidated revenue from sales of A&A-sourced Products (excluding income from services) for the most recently completed fiscal year ended June 30 and its total Gross Revenue (both excluding income from services and including income from services) from sales of all products and services for the most recently completed fiscal year ended June 30. The percentage of Gross Revenue represented by sales of A&A-sourced Products will be calculated by ITUK by dividing the total Gross Revenue from sales of A&A-sourced Products (excluding income from services) by the total Gross Revenue from sales of all Products (excluding services). The resulting percentage of Gross Revenue from A&A-sourced Products will be compared to the percentages listed in the column entitled "Percent of ITI-Group Gross Revenue from A&A-sourced Products (excluding income from services)" in the

                Schedule of Royalties for A&A-sourced Products set out above in
                ----------------------------------------------
                order to determine the Royalty Percentage applicable to Gross Revenue from sales of A&A-sourced Products (excluding income from services) for the then-current fiscal year.

               EXAMPLE:

                FY 1996  Total Gross Revenue
                                    (excluding income from services) = 100
                FY 1996  Gross Revenue (excluding income
                             from services) from A&A-sourced Products =  50

                50 100 = 50% of Gross Revenue of the ITI-Group as a whole (excluding income from services) are from sales of A&A-sourced Products.

                If 50% is compared to the first column of the Schedule of Royalties for A&A-sourced Products, then for FY 1997 (beginning July 1, 1996 and ending June 30, 1997), the Royalty Percentage is 0.30% on revenue from A&A-sourced Products (excluding income from services), to be calculated and paid in accordance with this paragraph 5(a) and paragraph 5(c) below.

           (ii) On Gross Revenue derived from any and all other sources (including income from services related to A&A-sourced Products), the rate shall be:

                from and including July 1, 1995 through June 30, 1996, a rate of 0.25% of Gross Revenue;

                from and including July 1, 1996 through June 30, 1997, a rate of 0.50% of Gross Revenue;

                from and including July 1, 1997 through June 30, 1998, a rate of 0.75% of Gross Revenue;

                from and including July 1, 1998 through June 30, 2006, and during any extension of the initial term, through June 30, 2010, a rate of 1.00% of Gross Revenue.

                Except where expressly stated otherwise, "Gross Revenue" as used herein shall mean all revenue of the ITI-Group derived from the sale or lease of products, and the rendering of services minus any returns or allowances."

5.   Section 5.c) of the ITUK License Agreement is hereby amended by deleting
     Section 5.c) in its entirety and substituting the following:

          "c)    On or before the 30th day following the close of each calendar quarter commencing with the third calendar quarter in 1995 during the term of this Agreement, ITUK and the ITI-Group shall furnish to Tandy a complete and accurate report, certified to be accurate by an officer of InterTAN, Inc. Such report shall show ITI-Group consolidated figures on the following: gross sales, itemized discounts and allowances deducted from gross sales price, and returns of all products and services sold during the preceding calendar quarter (all in U.S. Dollars, calculated using the average exchange rate for such quarter) for each of Sections 5.a)(i) and 5.a)(ii). Each such report is to be accompanied by payment in full by ITUK of its portion of the amount of royalties due. Receipt or acceptance by Tandy of any report furnished pursuant to this Agreement, or of any sums paid hereunder shall not preclude Tandy from questioning the correctness thereof at any time. In the event that any inconsistencies or mistakes are discovered in such reports or payments, they shall be rectified immediately and the appropriate payment made by ITUK or refunded to ITUK by Tandy, as the case may be, within 30 days of discovery."

6.   Section 6 of the ITUK License Agreement is hereby amended by deleting
     Section 6 in its entirety.

7. The fifth paragraph on page 1 of the ITUK License Agreement is amended by inserting in the second line of such paragraph after the words "ITUK owned" the following: "(or managed)".

8. Section 2 of the ITUK License Agreement is amended to insert after the word "used" in the third and sixth line of such section the following:
     "currently (or formerly)".

9. Section 8 of the ITUK License Agreement is amended by deleting such section in its entirety and substituting the following:

        "All products made or services offered for sale under the licenses to one or more trade names, trademarks or service marks granted under paragraphs 1 or 2 shall be sold by ITUK (a) at retail in the United Kingdom through retail stores owned, managed, or franchised by ITUK, or through duly appointed dealers for use with dealer programs, or through franchisees for use with franchise programs, (b) through export dealers in France, Holland, Belgium and Germany, or (c) in such other manner as permitted by Tandy."

10. Subclauses (ii) and (iii) of Section 9(b) of the ITUK License Agreement are hereby amended by inserting after "August 25, 1993" and "October 15, 1993", respectively, the following: "as amended, from time to time,".

11. Section 19 of the ITUK License Agreement is hereby amended to delete the word "and" in the fourth line of such section after the word "owned" and to insert the following: ", managed, or".

12.  The ITUK License Agreement is further amended by adding the following new
     Section 35:

        "Notwithstanding anything herein to the contrary, Tandy may, in its sole discretion, waive any breach, default, or event of default arising under the terms of this License Agreement. No failure or delay in exercising any right, power or remedy under any provision of this License Agreement shall operate as a waiver of or otherwise shall prejudice any of the rights, powers or remedies of Tandy. No right, power or remedy herein conferred upon Tandy is intended to be exclusive of any other right, power or remedy, and each and every such right, power or remedy shall be cumulative of every other right, power or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise."

13. Except as modified hereby, all other terms and provisions of the License Agreement as previously amended shall remain unchanged and in full force and effect.

THE PARTIES HERETO have executed this Amendment as of the day and year first written above, to be effective as of July 1, 1996.

INTERTAN U. K. LIMITED              TANDY CORPORATION

By:   /s/James T. Nichols           By:   /s/Dwain H. Hughes
      -------------------                 -------------------------
Name: James T. Nichols              Name: Dwain H. Hughes
Its:  Director                      Its:  Senior Vice President and
                                          Chief Financial Officer



The following join in this Amendment for purposes of calculation and payment of royalties on a consolidated basis as set out in Section 5 of the License Agreement (United Kingdom) as hereby amended:


                                    InterTAN, INC.


                                    By:  /s/James T. Nichols
                                         -------------------
                                    Its: President and Chief Executive Officer


                                    InterTAN AUSTRALIA LTD.


                                    By:  /s/James T. Nichols
                                         -------------------
                                    Its: Director


                                    InterTAN CANADA LTD.


                                    By:  /s/James T. Nichols
                                         -------------------
                                    Its: President


                                    TECHNOTRON SALES CORP. PTY. LTD.


                                    By:  /s/James T. Nichols
                                         -------------------
                                    Its: Director

                     SECOND AMENDMENT TO LICENSE AGREEMENT
                          (AUSTRALIA AND NEW ZEALAND)


This SECOND AMENDMENT TO LICENSE AGREEMENT (AUSTRALIA AND NEW ZEALAND) is dated as of the 26th day of June, 1996 between Tandy Corporation ("Tandy") and InterTAN AUSTRALIA Ltd. ("ITA")


WHEREAS, Tandy and ITA entered into that certain License Agreement (AUSTRALIA AND NEW ZEALAND) on November 4, 1993 (the "License Agreement");

WHEREAS, Tandy and ITA entered into that certain First Amendment to License Agreement (AUSTRALIA AND NEW ZEALAND) on November 9, 1995 and effective as of that date; and

WHEREAS, the parties hereto desire to amend certain provisions of the License Agreement, including Sections 4.a), 5.a), 5.c), and 6 thereof to provide for extension of the term of the License and restructuring of the royalty;


NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


1.   Section 4.a) of the ITA License Agreement is hereby amended by deleting
     Section 4.a) in its entirety and substituting the following:

          "a)    The initial term of this License Agreement shall be from
          November 3, 1993 to June 30, 2006. However, beginning July 1, 1997 and continuing annually an additional year shall be automatically added to the initial term each July 1 thereafter until July 1, 2000 in the manner set out in the example below:



          EXAMPLE:    Date:         Term Extended To:
                      -----         -----------------
                   July 1, 1997      June 30, 2007
                   July 1, 1998      June 30, 2008
                   July 1, 1999      June 30, 2009
                   July 1, 2000      June 30, 2010
                   July 1, 2001      June 30, 2010 (Term not
                                     extended automatically)

          Either party may terminate this License Agreement at any time without cause during the initial term or any extension thereof set out above by providing the other party five (5) years prior written notice of termination. Such termination shall be effective on June 30 next following the expiration of five (5) years from the date appearing on the written notice of termination. Any and all of the foregoing notwithstanding, said License Agreement shall automatically terminate on the termination of the Merchandise Agreement between inter alia Tandy and ITA, dated on or about October 15, 1993. On or before June 30, 2005, the parties agree to discuss further extension of this License Agreement, however such discussions shall not imply any duty whatsoever on the part of Tandy to do anything beyond discussing the matter."


2. Section 4. of the ITA License Agreement is hereby amended by adding to the end thereof the following new subsection:

          "c)    Tandy may permit other uses by ITA of the trade name, service mark and trademarks (e.g. use of trade name and service mark on the Internet), such use being subject to (i) whatever rules, regulations, procedures, conditions and restrictions as Tandy may impose upon ITA, and (ii) royalties payable in accordance with paragraph 5 hereof."


3.   Section 5.a) of the ITA License Agreement is hereby amended by deleting
     Section 5.a) in its entirety and substituting the following:


          "a)    ITA shall pay to Tandy a royalty on Gross Revenue derived from all retail stores or other facilities of any kind or nature using or deriving benefit directly or indirectly from the use of service marks or trade names licensed under paragraph 1 hereof. Such royalty shall be calculated, on a consolidated basis with the other members of the ITI-Group and paid by ITA, in U.S. dollars to Tandy in Fort Worth, Texas, U.S.A. concurrently with the submission of the Royalty and Sales Report specified in paragraph 5(c) at the following rates:


             (i) On ITI-Group Gross Revenue (excluding income from services)
                 derived from sales of product purchased through A&A International, Inc. ("A&A-sourced Products") the rate shall be determined as follows:

                Schedule of Royalties for A&A-sourced Products
                ----------------------------------------------

                                                  ITI-Group
                                             Royalty Percentage
   Percent of ITI-Group Gross Revenue     Jul-96   Jul-97   Jul-98
 (excluding income from services)         Jun-97   Jun-98   beyond
       from A&A-sourced Products


           46.9% or less                   0.50%    0.75%    1.00%
           47.0% - 51.9%                   0.30%    0.55%    0.80%
           52.0% - 56.9%                   0.15%    0.35%    0.60%
           57.0% - 61.9%                   0.15%    0.20%    0.45%
           62% or greater                  0.15%    0.15%    0.35%


   By September 30 of each year, ITA and the ITI-Group shall calculate its revenue from sales of A&A-sourced Products (excluding income from services) for the most recently completed fiscal year ended June 30 and its total Gross Revenue (both excluding income from services and including income from services) from sales of all products and services for the most recently completed fiscal year ended June 30. The percentage of Gross Revenue represented by sales of A&A-sourced Products will be calculated by dividing the total Gross Revenue from sales of A&A-sourced Products (excluding income from services) by the total Gross Revenue from the sales of all Products. The resulting percentage of Gross Revenue from A&A-sourced Products will be compared to the percentages listed in the column entitled "Percent of ITI-Group Gross Revenue from A&A-sourced Products (excluding income from services)" in the Schedule of Royalties for A&A-sourced Products set out
                     ----------------------------------------------
   above in order to determine the Royalty Percentage applicable to Gross Revenue from sales of A&A-sourced Products (excluding income from services) for the then-current fiscal year.

   EXAMPLE:

   FY 1996  Total Gross Revenue
                         (excluding income from services) = 100
   FY 1996  Gross Revenue (excluding income
                from services) from A&A-sourced Products  =  50

   50/100 = 50% of Gross Revenue of the ITI-Group as a whole
   (excluding income from services) are from sales of A&A-sourced
   Products.

                If 50% is compared to the first column of the Schedule of Royalties for A&A-sourced Products, then for FY 1997 (beginning July 1, 1996 and ending June 30, 1997), the Royalty Percentage is 0.30% on revenue from A&A-sourced Products (excluding income from services), to be calculated and paid in accordance with this paragraph 5(a) and paragraph 5(c) below.

           (ii) On Gross Revenue derived from any and all other sources (including income from services related to A&A-sourced Products), the rate shall be:

                from and including July 1, 1995 through June 30, 1996, a rate of 0.25% of Gross Revenue;

                from and including July 1, 1996 through June 30, 1997, a rate of 0.50% of Gross Revenue;

                from and including July 1, 1997 through June 30, 1998, a rate of 0.75% of Gross Revenue;

                from and including July 1, 1998 through June 30, 2006, and during any extension of the initial term, through June 30, 2010, a rate of 1.00% of Gross Revenue.

                Except where expressly stated otherwise, "Gross Revenue" as used herein shall mean all revenue of the ITI-Group derived from sales or leases of product, rendering of services minus any returns or allowances."

4.   Section 5.c) of the ITA License Agreement is hereby amended by deleting
     Section 5.c) in its entirety and substituting the following:

          "c)    On or before the 30th day following the close of each calendar quarter commencing with the second calendar quarter in 1995 during the term of this Agreement, ITA and the ITI-Group shall furnish to Tandy a complete and accurate report, certified to be accurate by an officer of InterTAN, Inc. Such report shall show ITI-Group consolidated figures on the following: gross sales, itemized discounts and allowances deducted from gross sales price, and returns of all products and services sold during the preceding calendar quarter (all in U.S. dollars, calculated using the average exchange rate for such quarter) for each of Sections 5.a)(i) and 5.a)(ii). Each such report is to be accompanied by payment in full by ITA of its portion of the amount of royalties due. Receipt or acceptance by Tandy of any report furnished pursuant to this Agreement, or of any sums paid hereunder shall not preclude Tandy from questioning the correctness thereof at any time. In the event that any inconsistencies or mistakes are discovered in such reports or payments, they shall be rectified immediately and the appropriate payment made by ITA or refunded to ITA by Tandy, as the case may be, within 30 days of discovery."

5.   Section 6 of the ITA License Agreement is hereby amended by deleting
     Section 6 in its entirety.

6. The fifth paragraph on page 1 of the ITA License Agreement is amended by inserting in the second line of such paragraph after the words "ITA owned" the following: "(or managed)".

7. Section 2 of the ITA License Agreement is amended to insert after the word "used" in the second and sixth line of such section the following:
     "currently (or formerly)".

8. Section 8 of the ITA License Agreement is amended by deleting such section in its entirety and substituting the following:

        "All products made or services offered for sale under the licenses to one or more trade names, trademarks or service marks granted under paragraphs 1 or 2 shall be sold by ITA (a) at retail in Australia and New Zealand through retail stores owned, managed, or franchised by ITA, or through duly appointed dealers for use with dealer programs, or through franchisees for use with franchise programs, (b) through export dealers, as the case may be, in New Zealand, or (c) in such other manner as permitted by Tandy."

9. Subclauses (ii) and (iii) of Section 9(b) of the ITA License Agreement are hereby amended by inserting after "August 25, 1993" and "October 15, 1993", respectively, the following: "as amended, from time to time,".

10. Section 19 of the ITA License Agreement is hereby amended to delete the word "and" in the fourth line of such section after the word "owned" and to insert the following: ", managed, or".

11.  The ITA License Agreement is further amended by adding the following new
     Section 35:

        "Notwithstanding anything herein to the contrary, Tandy may, in its sole discretion, waive any breach, default, or event of default arising under the terms of this License Agreement. No failure or delay in exercising any right, power or remedy under any provision of this

        License Agreement shall operate as a waiver of or otherwise shall prejudice any of the rights, powers or remedies of Tandy. No right, power or remedy herein conferred upon Tandy is intended to be exclusive of any other right, power or remedy, and each and every such right, power or remedy shall be cumulative of every other right, power or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise."

12. Except as modified hereby, all other terms and provisions of the License Agreement as previously amended shall remain unchanged and in full force and effect.

THE PARTIES HERETO have executed this Amendment as of the day and year first written above, to be effective as of July 1, 1996.

INTERTAN AUSTRALIA LTD.                 TANDY CORPORATION

By:    /s/James T. Nichols              By:   /s/Dwain H. Hughes
      ---------------------                  --------------------
Name: James T. Nichols                 Name: Dwain H. Hughes
Its:  Director                         Its:  Senior Vice President and
                                              Chief Financial Officer

The following join in this Amendment for purposes of calculation and payment of royalties on a consolidated basis as set out in Section 5 of the License Agreement (Australia and New Zealand) as hereby amended:


                                    InterTAN, INC.


                                    By: /s/James T. Nichols
                                        -------------------
                                    Its:  President and Chief Executive Officer


                                    InterTAN CANADA LTD.


                                    By: /s/James T. Nichols
                                        -------------------
                                    Its:   President


                                    InterTAN U.K. LIMITED


                                    By: /s/James T. Nichols
                                        -------------------
                                    Its:   Director


                                    TECHNOTRON SALES CORP. PTY. LTD.


                                    By: /s/James T. Nichols
                                        -------------------
                                    Its:   Director